UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 31, 2019
 PENN VIRGINIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, Texas	77084
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 722-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Penn Virginia Corporation (the “Company”) held its 2019 Annual Meeting of Shareholders on July 31, 2019 (the “Annual Meeting”). At the Annual Meeting, as discussed below, the shareholders approved the Penn Virginia Corporation 2019 Management Incentive Plan (the “Plan”). A description of the terms and conditions of the Plan is included in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on July 1, 2019 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Plan included in the Company's definitive proxy statement, which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting was convened on July 31, 2019. The following matters were voted upon by the shareholders at the Annual Meeting. Each such matter received the number of votes set forth below.

(1)	The election of five directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
John A. Brooks	12,888,836	133,358	621,470
Darin G. Holderness	12,000,480	1,021,714	621,470
V. Frank Pottow	10,184,844	2,837,350	621,470
Jerry R. Schuyler	11,977,930	1,044,264	621,470
Brian Steck	12,905,035	117,159	621,470

(2)	The holding of an advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,626,148	295,564	100,482	621,470

(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,634,155	4,118	5,391	0

(4)	The proposal to approve the Penn Virginia Corporation 2019 Management Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,530,663	391,041	100,490	621,470

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1
Penn Virginia Corporation 2019 Management Incentive Plan (incorporated by reference to Appendix A to Company's Definitive Proxy Statement for its 2019 Annual General Meeting of Shareholders filed on July 1, 2019).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 5, 2019	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine J. Ryan
Katherine J. Ryan Vice President, Chief Legal Counsel and Corporate Secretary